                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                  FORM 8-K/A


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                                Date of Report
                       (Date of earliest event reported)
                               November 3, 1998



                               ORTEL CORPORATION
            (Exact name of registrant as specified in its charter)


Delaware                          0-22598             95-3494360
(State or other jurisdiction      (Commission         (IRS Employer
of incorporation)                 File Number)        Identification No.)


2015 West Chestnut Street, Alhambra, California      91803-1542
(Address of principal executive offices)             (Zip Code)


                                (626) 281-3636
             (Registrant's telephone number, including area code)
________________________________________________________________________________
         (Former name or former address, if changed since last report)


                                                       Total Number of Pages:  8
                                                                              --
                                               Exhibit Index Located at Page   8
                                                                              --

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.   Acquisition or Disposition of Assets.

On November 3, 1998, Ortel Corporation announced its intention to discontinue its development and production of 980nm pump laser for telecommunications applications. Costs associated with the discontinuance of that business were included in the results as reported on Form 10-Q for the second quarter ended October 31, 1998. The program for developing the 980nm pump laser began during the first quarter ended July 31, 1997. Since that time, sales of the 980nm product totaled $1.4 million. The Company elected to terminate this business largely due to expected price reductions for this product going forward. The necessary research and development costs, which would further differentiate Ortel's product, were not merited under these market conditions.

Item 7.  Pro forma Financial Statements

Pro forma consolidated financial statements of Ortel Corporation have been prepared which segregate the discontinued 980nm pump laser program for the six-month interim period ended October 31, 1998 and for the prior fiscal year ended April 30, 1998. Pro forma Balance Sheets have been prepared as of October 31, 1998 and April 30, 1998.

For the six-month period ended October 31, 1998, total revenues for the discontinued business were $ .8 million which resulted in operating losses of $1.4 million after income taxes. As a result of the announcement to discontinue this business, a charge of $1.6 million after taxes was recognized in writing down the value of inventory, accounts receivable, equipment, and leasehold improvements used in the development and production of the 980nm pump laser. An additional charge of $2.3 million after taxes was recognized for estimated future expenditures primarily for product warranty, severance associated with a reduction in force and purchase order cancellation charges.

During the prior fiscal year ended April 30, 1998, $ .9 million in revenues for the discontinued business resulted in a net loss of $1.4 million after taxes. At year end, inventory and accounts receivable identified to this business totaled $ .9 million. Fixed and other long-term assets identified to this business totaled $1 million.

                               ORTEL CORPORATION
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                                  (unaudited)
                       (in thousands, except share data)

                                                                                         October 31, 1998
                                                                                           Discontinued        Pro forma as
                                                                        Historical          Operations           Adjusted
Current assets:
  Cash and cash equivalents                                               $12,925                                 $12,925
  Short-term investments                                                   16,071                                  16,071
  Accounts receivable (net)                                                15,986            $   426               15,560
  Other receivables                                                         1,848                                   1,848
  Inventories                                                              11,930              1,024               10,906
  Income tax receivables                                                      150                                     150
  Deferred tax assets                                                       3,012                                   3,012
  Prepaid and other current assets                                            905                  6                  899
Current assets, discontinued operations                                         -                  -                    -
                                                                          -------            -------              -------
Total current assets                                                       62,827              1,456               61,371

Property, equipment and improvements (net)                                 19,781                589               19,192
Intangible assets                                                           2,352                                   2,352
Other assets                                                                8,248                                   8,248
Long-term assets, discontinued operations                                       -                  -                    -
                                                                          -------            -------              -------
Total assets                                                              $93,208            $ 2,045              $91,163
                                                                          =======            =======              =======

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------

Current liabilities
  Accounts payable                                                        $ 6,171                                 $ 6,171
  Accrued payroll and related costs                                         2,060                                   2,060
  Other accrued liabilities                                                 2,681                                   2,681
  Income taxes payable                                                        183                                     183
  Accrued liabilities, discontinued operations                                  -            $(2,854)               2,854
                                                                          -------            -------              -------
Total current liabilities                                                  11,095             (2,854)              13,949
Deferred income                                                               397                                     397
Deferred income taxes                                                         980                980                    -
Minority interest                                                             324                                     324
Stockholders' equity:
Preferred stock                                                                 -                                       -
Common stock                                                                   12                                      12
  Additional paid-in capital                                               54,781                                  54,781
  Retained earnings                                                        26,946              3,919               23,027
  Loans receivable                                                           (988)                                   (988)
  Accumulated other comprehensive (loss)                                     (339)                 -                 (339)
                                                                          -------            -------              -------
Net stockholders' equity                                                   80,412              3,919               76,493
                                                                          -------            -------              -------
Total liabilities and stockholders' equity                                $93,208            $ 2,045              $91,163
                                                                          =======            =======              =======

                               ORTEL CORPORATION
                  CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                  (unaudited)
                     (in thousands, except per share data)

                                                                              Six Months Ended October 31, 1998
                                                                     --------------------------------------------------
                                                                                       Discontinued       Pro forma as
                                                                      Historical        Operations          Adjusted
Revenues......................................................          $39,004           $   795            $38,209
Cost of revenues..............................................           23,589             1,248             22,341
                                                                        -------           -------            -------

  Gross profit................................................           15,415              (453)            15,868

Operating expenses:
Research and development......................................            7,037               917              6,120
Sales and marketing...........................................            6,537               428              6,109
General and administrative....................................            3,313                 -              3,313
                                                                        -------           -------            -------

  Total operating expenses....................................           16,887             1,345             15,542
                                                                        -------           -------            -------

Operating income (loss).......................................           (1,472)           (1,798)               326

Interest income (net).........................................              689                 -                689
Other non-operating income....................................              163                 -                163
                                                                        -------           -------            -------

Income (loss) before income taxes.............................             (620)           (1,798)             1,178
Provision for income taxes....................................             (117)             (360)               243
                                                                        -------           -------            -------

Income (loss) from continuing operations......................             (503)                                 935
Loss from discontinued operations, net of tax.................                -            (1,438)            (1,438)
Loss from disposal of discontinued operations, net of tax.....          $(3,919)          $(3,919)           $(3,919)
                                                                        -------           -------            -------

Net income (loss).............................................          $(4,422)          $(5,357)           $(4,422)
                                                                        =======           =======            =======

Net Income (loss) per share:
   Basic
   Net income (loss)..........................................            $(.37)            $(.45)             $(.37)
                                                                        =======           =======            =======

   Diluted
   Net income (loss)..........................................            $(.35)            $(.42)             $(.35)
                                                                        =======           =======            =======

Shares used in per share computations:
   Basic......................................................           11,897            11,897             11,897
                                                                        =======           =======            =======
   Diluted....................................................           12,720            12,720             12,720
                                                                        =======           =======            =======

Item 7 Pro forma Financial Statements

                               ORTEL CORPORATION
                     CONDENSED CONSOLIDATED BALANCE SHEET
                       (in thousands, except share data)

                                                                                                 April 30,
                                                                                                    1998
                                                                                               -------------
ASSETS                                                                                          (audited &
------                                                                                         reclassified)
Current assets:
   Cash and cash equivalents........................................................             $12,656
   Short-term investments...........................................................              16,012
   Accounts receivable (net)........................................................              12,819
   Other receivables................................................................               1,415
   Inventories......................................................................              10,492
   Income tax receivables...........................................................                  71
   Deferred tax assets..............................................................               2,775
   Prepaid and other current assets.................................................               1,281
   Current assets, discontinued operations..........................................                 936
                                                                                                 -------
      Total current assets..........................................................              58,457

Property, equipment and improvements (net)..........................................              19,492
Intangible assets...................................................................               2,581
Other assets........................................................................               8,802
Long-term assets, discontinued operations...........................................               1,009
                                                                                                 -------
      Total assets..................................................................             $90,341
                                                                                                 =======
LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------

Current liabilities:
   Accounts payable.................................................................               3,685
   Accrued payroll and related costs................................................               2,899
   Other accrued liabilities........................................................               2,538
   Income taxes payable.............................................................                 172
   Accrued liabilities, discontinued operations.....................................                   -
                                                                                                 -------
      Total current liabilities.....................................................               9,294
Deferred income.....................................................................                 400
Deferred income taxes...............................................................               1,598
Minority interest...................................................................                 265

Stockholders' equity:
   Preferred stock..................................................................                   -
   Common stock.....................................................................                  12

   Additional paid-in capital.......................................................              53,101
   Retained earnings................................................................              27,449
   Loans receivable.................................................................              (1,460)
   Accumulated other comprehensive income (loss)....................................                (318)
                                                                                                 -------
      Net stockholders' equity......................................................              78,784
                                                                                                 -------

      Total liabilities and stockholders' equity....................................             $90,341
                                                                                                 =======

Note: Certain amounts related to discontinued operations have been reclassified to conform to current year presentation. See accompanying notes to condensed consolidated financial statements.

                               ORTEL CORPORATION
                  CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                  (unaudited)
                     (in thousands, except per share data)

                                                                             Fiscal year ended April 30, 1998
                                                                     -------------------------------------------------
                                                                                      Discontinued       Pro forma as
                                                                      Historical       Operations          Adjusted
Revenues......................................................          $76,870         $    943           $ 75,927
Cost of revenues..............................................           45,011              946             44,065
                                                                        -------         --------           --------

  Gross profit................................................           31,859               (3)            31,862

Operating expenses
Research and development......................................           13,567            1,904             11,663
Sales and marketing...........................................           10,537              286             10,251
General and administrative:...................................            6,157                -              6,157
                                                                        -------         --------           --------

      Total operating expenses:...............................           30,261            2,190             28,071
                                                                        -------         --------           --------

Operating income (loss).......................................            1,598           (2,193)             3,791

Interest income (net).........................................            1,278                -              1,278
Other non-operating income (expense)..........................              584                -                584
                                                                        -------         --------           --------

     Income (loss) before income taxes........................            3,460           (2,193)             5,653

Provision for income taxes....................................              723             (794)             1,517
                                                                        -------         --------           --------

Net income (loss) from continuing operations..................          $ 2,737                               4,136
Net income (loss) from discontinued operations, net of tax....                -          ( 1,399)           ( 1,399)
                                                                        -------         --------           --------

Net income (loss).............................................          $ 2,737         $ (1,399)          $  2,737
                                                                        =======         ========           ========

Net Income (loss) per share:
   Basic
   Net income (loss)..........................................             $.24            $(.12)              $.24
                                                                        =======         ========           ========
   Diluted
   Net income (loss)..........................................             $.22            $(.11)              $.22
                                                                        =======         ========           ========

Shares used in per share computations:
   Basic......................................................           11,634           11,634             11,634
                                                                        =======         ========           ========
   Diluted....................................................           12,637           12,637             12,637
                                                                        =======         ========           ========

                                   SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             ORTEL CORPORATION



Date: January 25, 1999   By: /s/ Stephen K. Workman
                             ---------------------------------------------------
                             Stephen K. Workman
                             Vice President, Finance and Chief Financial Officer

                           EXHIBIT INDEX TO FORM 8-K


Exhibit                                                        Sequentially
Number           Description                                   Numbered Page

2.1              Press Release, dated November 3, 1998         Submitted with
                                                               8-K filed Nov
                                                               25, 1998